Condensed consolidated income statement (unaudited) (Parenthetical) £ in Millions	6 Months Ended
Jun. 30, 2018 GBP (£)
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Tax charge	£ (644)	[1],[2]
IAS 12 update [member] | Increase (decrease) due to changes in accounting policy [member]
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Tax charge	£ 93

[1]	For notes to the Financial Statements see pages 55 to 83
[2]

From 2019, due to an IAS 12 update, the tax relief on payments in relation to AT 1 instruments has been recognised in the tax charge of the income statement, whereas it was previously recorded in retained earnings . Comparatives have been restated, reducin g the tax charge for H118 by £ 93 m. This change does not impact earnings per share or return on average tangible shareholders’ equity. Further detail can be found in Note 1, B asis of preparation on pages 55 to 56